UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 19, 2007
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2007, Pacific Premier Bancorp, Inc. (the “Company”) and Pacific Premier Bank, the Company’s wholly-owned subsidiary, (the “Bank”), entered into an employment agreement with Mr. Steven Gardner, President and Chief Executive Officer.  On the same date, the Bank entered into employment agreements with each of Mr. John Shindler, Executive Vice President and Chief Financial Officer, and Mr. Edward Wilcox, Executive Vice President and Chief Banking Officer.  The description of each of these employment agreements is not complete and is qualified in its entirety by reference to the full text of all three employment agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated into this Item 5.02 by reference.

Gardner Employment Agreement.  Mr. Steven Gardner, the Company and the Bank entered into an Employment Agreement dated December 19, 2007 (“Gardner Agreement”) that provides for the employment of Mr. Gardner as the President and Chief Executive Officer of the Company and the Bank. The Gardner Agreement has a term of three (3) years and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company’s and the Bank’s boards of directors, unless Mr. Gardner, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Gardner Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Gardner Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Gardner Agreement, Mr. Gardner will receive a minimum base salary of $375,000 per year, which may be increased from time to time in such amounts as may be determined by the Company’s and the Bank’s boards of directors. In addition, Mr. Gardner will be eligible for a discretionary performance bonus not to exceed 125% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of Compensation Committee of each of the Company’s and the Bank’s boards of directors. In addition, Mr. Gardner will receive the use of an automobile paid for by the Company.  Mr. Gardner is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Gardner’s then duties and responsibilities as fixed by the boards of directors of the Company and the Bank. The Company and the Bank will also obtain a life insurance policy for Mr. Gardner in the amount of $1.5 million, with the beneficiary(ies) to be designated by Mr. Gardner.

Pursuant to the Gardner Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Gardner’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Gardner Agreement), and Mr. Gardner has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

In the event that Mr. Gardner’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Gardner’s death or (b) by Mr. Gardner due to a material breach of the Gardner Agreement by the Company and the Bank, or for “Good Reason” upon termination by Mr. Gardner upon a “Change in Control” (each as defined in the Gardner Agreement), then, Mr. Gardner will be entitled to receive a lump sum a cash severance amount equal to the Executive's Base Salary as in effect immediately prior to the Date of Termination, plus his incentive bonus for the previous year multiplied by three (3) years, less taxes and other required withholding.  Mr. Gardner will also be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of Mr. Gardner’s full-time employment by another employer, at no cost to Mr. Gardner,  the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which Mr. Gardner was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide Mr. Gardner with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements. If the payments and benefits to Mr. Gardner upon termination would constitute a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the payments and benefits payable by the Company and the Bank under the Gardner Agreement will be reduced, in the manner determined by the Mr. Gardner, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Gardner being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that the Mr. Gardner’s employment is terminated by the Company for Cause, or Mr. Gardner terminates his employment other than for Disability, death or Good Reason, Mr. Gardner will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination. In the event that the Mr. Gardner’s employment is terminated as a result of Disability or death during the term of the Gardner Agreement, Mr. Gardner, or his estate in the event of his death, shall receive the lesser of (i) his existing base salary as in effect as of the date of termination, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Gardner has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any “Confidential and Proprietary Information” (as defined in the Gardner Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank.  Mr. Gardner agreed that during the term of the Gardner Agreement and for two (2) years after the date of termination, he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Gardner Agreement).

The Gardner Agreement will not impact the benefits that Mr. Gardner is entitled to receive pursuant to the Salary Continuation Agreement between Mr. Gardner and the Bank dated May 17, 2006.  The Gardner Agreement will however supersede and replace the Employment Agreement between the Company and Mr. Gardner dated January 2, 2004 and the Employment Agreement between the Bank and Mr. Gardner dated January 2, 2004.

Shindler Employment Agreement.  Mr. John Shindler and the Bank entered into an Employment Agreement dated December 19, 2007 (“Shindler Agreement”) that provides for the employment of Mr. Shindler as the Executive Vice President and Chief Financial Officer of the Bank. The Shindler Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Bank’s board of directors, unless either Mr. Shindler or the Bank gives written notice to the other party of its election not to extend the term of the Shindler Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Shindler Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Shindler Agreement, Mr. Shindler will receive a minimum base salary of $190,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Shindler will be eligible for a discretionary performance bonus not to exceed 50% of his base salary, based on his individual performance and the overall performance of the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Bank’s board of directors.  Mr. Shindler is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Shindler’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to the Shindler Agreement, the Bank will have the right, at any time upon prior notice of termination, to terminate Mr. Shindler’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Shindler Agreement), and Mr. Shindler has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Shindler’s employment is (a) terminated by the Bank for other than Cause, Disability, or Mr. Shindler’s death or (b) by Mr. Shindler due to a material breach of the Shindler Agreement by the Bank, or for “Good Reason” upon termination by Mr. Shindler upon a “Change in Control” (each as defined in the Shindler Agreement), then, Mr. Shindler will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding.  If the payments and benefits to Mr. Shindler upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank under the Shindler Agreement will be reduced, in the manner determined by the Mr. Shindler, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Shindler being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that the Mr. Shindler’s employment is terminated by the Bank for Cause, or Mr. Shindler terminates his employment other than for Disability, death or Good Reason, Mr. Shindler will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination. In the event that the Mr. Shindler’s employment is terminated as a result of Disability or death during the term of the Shindler Agreement, Mr. Shindler, or his estate in the event of his death, shall receive the lesser of (i) his existing base salary as in effect as of the date of termination, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Shindler has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in the Shindler Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Pursuant to the terms of the Shindler Agreement, Mr. Shindler agreed that during the term of the Shindler Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Shindler Agreement).

The Shindler Agreement will not impact the benefits that Mr. Shindler is entitled to receive pursuant to the Salary Continuation Agreement between Mr. Shindler and the Bank dated May 17, 2006.

Wilcox Employment Agreement.  Mr. Edward Wilcox and the Bank entered into an Employment Agreement dated December 19, 2007 (“Wilcox Agreement”) that provides for the employment of Mr. Wilcox as the Executive Vice President and Chief Banking Officer of the Bank. The Wilcox Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Bank’s board of directors, unless either Mr. Wilcox or the Bank gives written notice to the other party of its election not to extend the term of the Wilcox Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Wilcox Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Wilcox Agreement, Mr. Wilcox will receive a minimum base salary of $215,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Wilcox will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Bank’s board of directors. In addition, Mr. Wilcox receives a car allowance of $500.00 per month.  Mr. Wilcox is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Wilcox’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to the Wilcox Agreement, the Bank will have the right, at any time upon prior notice of termination, to terminate Mr. Wilcox’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Wilcox Agreement), and Mr. Wilcox has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Wilcox’s employment is (a) terminated by the Bank for other than Cause, Disability, or Mr. Wilcox’s death or (b) by Mr. Wilcox due to a material breach of the Wilcox Agreement by the Bank, or for “Good Reason” upon termination by Mr. Wilcox upon a “Change in Control” (each as defined in the Wilcox Agreement), then, Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding.  If the payments and benefits to Mr. Wilcox upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank under the Wilcox Agreement will be reduced, in the manner determined by the Mr. Wilcox, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Wilcox being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that the Mr. Wilcox’s employment is terminated by the Bank for Cause, or Mr. Wilcox terminates his employment other than for Disability, death or Good Reason, Mr. Wilcox will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that the Mr. Wilcox’s employment is terminated as a result of Disability or Mr. Wilcox’s death during the term of the Wilcox Agreement, Mr. Wilcox, or his estate in the event of his death, shall receive the lesser of (i) his existing base salary as in effect as of the date of termination, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Wilcox has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in the Wilcox Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Pursuant to the terms of the Wilcox Agreement, Mr. Wilcox agreed that during the term of the Wilcox Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Wilcox Agreement).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

10.1           Employment Agreement by and between Steven Gardner, Pacific Premier Bancorp, Inc. and Pacific Premier Bank dated December 19, 2007.

10.2           Employment Agreement by and between John Shindler and Pacific Premier Bank dated December 19, 2007.

10.3           Employment Agreement by and between Edward Wilcox and Pacific Premier Bank dated December 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:  December 21, 2007                                              By:           /s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer